UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 19, 2004

STEWART & STEVENSON SERVICES, INC.

(Exact name of registrant as specified in its charter)

Texas

0-8493

74-1051605

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2707 North Loop West Houston, Texas

7708

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:  (713) 868-7700

Item 5.    Other Events.

On April 19, 2004, Stewart & Stevenson Services, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing date of 2004 annual meeting of stockholders.

Item 7.    Exhibits.

Exhibit 99.1	Company Press Release dated April 19, 2004, titled “Stewart & Stevenson Announces Date of 2004 Annual Meeting of Stockholders”.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STEWART & STEVENSON SERVICES, INC.

Date: April 19, 2004	By:	/s/ John B. Simmons
	Name:	John B. Simmons
	Title:	Vice President and Chief Financial Officer

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EXHIBIT INDEX

99.1	Company Press Release dated April 19, 2004, titled “Stewart & Stevenson Announces Date of 2004 Annual Meeting of Stockholders”.